                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 10, 2005



                       VALLEY NATIONAL GASES INCORPORATED
             (Exact name of registrant as specified in its charter)


          PENNSYLVANIA                   000-29226                23-2888240
(State or other jurisdiction or         (Commission              (IRS Employer
        incorporation)                  File Number)           Identification No.)


200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                             15301
(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code: (724) 228-3000



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 10, 2005, Valley National Gases Incorporated issued a press release to report its financial results for its quarter and fiscal year ended June 30, 2005. The release is included as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibit is being furnished herewith:

     99.1 Press Release dated August 10, 2005 of Valley National Gases Incorporated.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 10, 2005


                                 VALLEY NATIONAL GASES INCORPORATED



                                 /s/ James P. Hart
                                 -----------------------------------------------
                                 James P. Hart, President

                                  EXHIBIT INDEX

  99.1      Press Release, dated August 10, 2005, of Valley National Gases
            Incorporated.